Exhibit 32.1

CERTIFICATION OF C.E.O. PURSUANT TO 18 U.S.C. SECTION 1350, SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of KIT digital, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2009 as filed with the Securities and Exchange Commission (the “Report”), I, Kaleil Isaza Tuzman, Chairman and Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 30, 2010
/s/ Kaleil Isaza Tuzman
Kaleil Isaza Tuzman
Chairman and Chief Executive Officer